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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 17, 2002

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California		90404
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code    (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 5    OTHER EVENTS

        On May 17, 2002, Specialty Laboratories, Inc., (the "Registrant") announced that a lawsuit against the Registrant and several of its officers and directors has been filed in the United States District Court for the Central District of California by Milberg Weiss Bershad Hynes & Lerach LLP. The lawsuit alleges violations of federal securities laws and seeks damages on behalf of a class of shareholders who purchased the Registrant's common stock during the period of December 8, 2000 through April 10, 2002. A copy of the press release issued by the Registrant on May 17, 2002 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following document is filed as an exhibit to this report:

	99.1	Press Release dated May 17, 2002.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.

Date: May 17, 2002	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

EXHIBIT INDEX

Exhibits	The following document is filed as an exhibit to this report:

99.1	Press Release dated May 17, 2002.

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ITEM 5 OTHER EVENTS
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX